The Relative Value Fund

Supplement dated April 12, 2018, to the

Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2017.

Appointment of Amy Nogowski as Chief Compliance Officer of the Fund

The Board has appointed Amy Nogowski to serve as Chief Compliance Officer of the Fund, effective January 1, 2018, following the resignation of Robert Amweg from his position with the Fund. All references and information pertaining to Mr. Amweg are hereby deleted.

Accordingly, the information related to Mr. Amweg in the “Board of Directors and Officers” section on page 14 of the SAI is deleted and replaced with the following:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY DIRECTOR OR OFFICER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR OR OFFICER
Amy Nogowski Year of Birth: 1992 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since January 1, 2018	Compliance Associate, Vigilant Compliance, LLC (an investment management services company) from 2017 to present; Law Student from 2014 to 2017; Economics Student from 2010 to 2014.	4

Special Purpose Acquisition Companies

Effective immediately, the following paragraph is added under the “Investment Strategies and Overview of Investment Process” section of the Prospectus:

The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities.  Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash.  SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition.  Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices.  If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Effective immediately, the following paragraph is added under the “Investment Strategy-Specific Investment-Related Risks” section of the Prospectus:

SPECIAL PURPOSE ACQUISITION COMPANIES RISKS.  The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities.  Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash.  SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition.  Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices.  If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Please file this Supplement with your records.